Exhibit 10.26(ii)
AMENDMENT AS OF APRIL 30, 2007, TO TRUST DEED
DRAWN UP AND SIGNED ON NOVEMBER 21, 2006
Between TopSpin Medical, Inc.
Of 2, Yodfat, Global Park, Lod
(Hereinafter: the Company),
As the one party,
A n d
Hermetic Trust (1975) Ltd.
of 113, Hayarkon St., Tel-Aviv
(hereinafter: the Trustee)
As the other party
WHEREAS, on November 21, 2006, a trust deed regarding bonds (Series A) was signed between the parties; and
WHEREAS, following the U.S. Securities and Exchange Commission (the “SEC”) comments and for the purpose of registering the securities with the SEC and listing the securities for trade in the Stock Exchange the Company is required to amend the terms of the trust deed; and
WHEREAS, the parties wish to amend the terms of the trust deed as set forth;
1. Preamble, headings and definitions
1.1	The preamble to this amendment to trust deed consists an integral part hereof.

1.2	The headings of the sections and subsections of this amendment to trust deed are for convenience of reference only and are not to be considered in construing it
2. The parties agree that the following amendments to the trust deed will be made:
2.1	In section 2.7 of the trust deed — in the second line after the words: “within a period of”, the word “six” will be deleted and replaced by the word “eight”.

2.2	In section 2.8 of the trust deed — in the first line after the words: “not being listed for trading within”, the word “six” will be deleted and replaced by the word “eight”. In addition, in section 2.8.1 of the trust deed — in the first line after the words: “from the end of the”, the word “six” will be deleted and replaced by the word “eight”. In addition, in section 2.8.2 of the trust deed — in the fourth line the words: “interest at a rate of 5%” will be deleted and replaced by the words “interest of 8.33%”. In addition, in section 2.8.2 of the trust deed — in the fifth line after the words: “private placement to”, the words “the date of the anticipated payment” will be deleted and replaced by the words “July 23, 2007”. In addition, in section 2.8.2 of the trust deed — in the fifth line after the words: “The Company shall notify”, the following words will be added “by an immediate report to the Israeli Securities Authority and”.

2.3	In section 5.4 of the trust deed — Section 5.4 will be deleted in its entirety and replaced with the following paragraph:

“The trustee shall treat the deposit as follows: the trustee shall remit the deposit to the Company upon the occurrence of any of the cases listed below: (1) On receipt of a notice from the Company on the performance of a full mandatory conversion of the bonds pursuant to art. 6.3 hereof, if such notice is received at all, the Trustee shall transfer the deposit to the Company, including the income therefrom, less tax and expenses for the management of the account, inasmuch as accrued by that time, and shall lift the encumbrance on the trustee’s account unless the Company’s charge on the trustee’s account for the bonds (Series A) shall have expired, following compliance with the conditions stated in subart. (2) and (4) hereinbelow; (2) on receipt of a notice from the Company on the performance of full or partial anticipated payment pursuant to art. 6 of this Deed, if such notice is received, the trustee shall enable the Company to use the deposit with its fruits inasmuch as accrued by that time, for performing the anticipated payment as aforesaid. If the said anticipated redemption is complete, the trustee shall remit to the Company the balance of money remaining in the trust account less tax and expenses for management of the account and shall lift encumbrance on the trustee’s account unless the charge imposed by the Company on the trustee’s account for the bonds (Series A) shall have expired by that time on compliance with the provisions of subarticles (1) and (4) of this article; (3) Immediately upon the listing, if at all, of the bonds (Series A) for trading on the stock exchange the Trustee shall transfer the deposit to the Company, including the income therefrom, less tax and expenses for the management of the account, inasmuch as accrued by that time (the “Date of Receiving Proceeds”). Three months after the Date of Receiving Proceeds the Company will place an amount equal to 50% of the deposit amount transferred to it as detailed above in the trustee account (the “Repayment Fund”), and the Repayment Fund shall be held by the trustee in accordance with the terms of the trust deed and the applicable law (4) On receipt by the trustee of a notice signed by the CEO of the Company on compliance by the Company with the first of the two milestones defined hereinbelow, the trustee shall remit 50% of the deposit to the Company including the fruits thereon, less tax and expenses for management of the account, if accrued and if existent by that time. Subsequently, on receipt by the trustee of a notice signed by the CEO of the Company on the receipt of a permit for marketing the group’s imaging catheter in the USA, by the FDA (Food & Drug Administration), if such permit is received at all, the trustee shall remit to the Company the balance of money remaining in the trust account less tax and expenses for management of the account and shall lift encumbrance on the trustee’s account unless the charge imposed by the Company on the trustee’s account for the bonds (Series A) shall have expired by that time on compliance with the provisions of subarticles (1) and (2) of this article.”.

2.4	In section 6.2 of the trust deed — in the first line after the words: “not being listed for trading within”, the word “six” will be deleted and replaced by the word “eight”. In addition, in section

6.2.1 of the trust deed — in the first line after the words: “from the end of the period of”, the word “six” will be deleted and replaced by the word “eight”. In addition, in section 6.2.2 of the trust deed — in the fourth line the words: “interest at a rate of 5%” will be deleted and replaced by the words “interest of 8.33%”. In addition, in section 6.2.2 of the trust deed — in the fourth and fifth lines after the words: “private placement till”, the words “the time of anticipated redemption” will be deleted and replaced by the words “July 23, 2007”. In addition, in section 6.2.2 of the trust deed — in the fifth line after the words: “The Company shall notify”, the following words will be added “by an immediate report to the Israeli Securities Authority and”.

2.5	In section 6.3 of the trust deed (Mandatory Conversion) — the following paragraph will be deleted: “In the case of full mandatory conversion as noted above, the Company shall notify the stock exchange and the Securities Authority by way of immediate reporting at least 30 days and not later than 45 days prior to the date of performance of the mandatory conversion and shall report to the trustee to this effect. The following data shall be entered in the notice: (a) date of occurrence of the event of record; (b) date of performance of the mandatory conversion; (c) the mandatory conversion rate; (d) the background of the event of record. The notice of occurrence of the event of record shall be signed by the CEO of the Company.” And replaced with the following paragraph: “In the case of full mandatory conversion as noted above, the Company shall notify the stock exchange and the Securities Authority by way of immediate reporting at least 30 days and not later than 45 days prior to the date of performance of the mandatory conversion and shall report to the trustee to this effect. The following data shall be entered in the notice: (a) date of occurrence of the event of record; (b) date of performance of the mandatory conversion; (c) date of record for the performance of the mandatory conversion; (d) the mandatory conversion rate; (e) the background of the event of record. The notice of occurrence of the event of record shall be signed by the CEO of the Company.”.

2.6	In section 7.2.3 of the trust deed — the following sentence will be added at the end of the section: “The Company shall issue an immediate report regarding the trustee convening such a meeting”.

2.7	In section 23.2 of the trust deed — in the third line of the third paragraph after the words: “through right -”, the words “and terms of linkage to consumer price index” will be added. In addition, in the fifth line of the third paragraph after the words: “Similarly the system of” the word “linkage” will be deleted and replaced by the word “adjustment”.
3. The conditions written overleaf
     The parties agree that the following amendments will be made:

3.1	In section 1.3 of the conditions written overleaf in the trust deed — in the first line after the words: “within a period of”, the word “six” will be deleted and replaced by the word “eight”.

3.2	In section 9.2 of the conditions written overleaf in the trust deed — in the first line after the words: “not registered for trade on the within”, the word “6” will be deleted and replaced by the word “eight”. In addition, in section 9.2.1 of the conditions written overleaf in the trust deed — in the first line after the words: “working day after the”, the word “six” will be deleted and replaced by the word “eight”. In addition, in section 9.2.2 of the conditions written overleaf in the trust deed — in the fourth line the words: “interest at a rate of 5%” will be deleted and replaced by the words “interest of 8.33%”. In addition, in section 9.2.2 of the conditions written overleaf in the trust deed — in the fifth line the words “the date of the Early Redemption” will be deleted and replaced by the words “July 23, 2007”. In addition, in section 2.9.2 of the conditions written overleaf in the trust deed — in the fifth line after the words: “The Company shall notify”, the following words will be added “by an immediate report to the Israeli Securities Authority and”.

3.3	In section 9.3 of the conditions written overleaf in the trust deed — the following paragraph will be deleted: “In the case of the said Full Forced Conversion, the Company will provide immediate notification of such to the Stocks and Equities Commission, at least 30 days prior to the date of execution of the Forced Conversion and will report of such also to the Trustee. In the Notification will be included: (a) The date of execution of the said event; (b) the date of execution of the Forced Conversion; (c) the rate of Forced Conversions; (d) the details of the why the determined event is taking place. The Notification for the occurrence of the determined event as mentioned will be signed by the Company’s MD.” And replaced with the following paragraph: “In the case of full mandatory conversion as noted above, the Company shall notify the stock exchange and the Securities Authority by way of immediate reporting at least 30 days and not later than 45 days prior to the date of performance of the mandatory conversion and shall report to the trustee to this effect. The following data shall be entered in the notice: (a) date of occurrence of the event of record; (b) date of performance of the mandatory conversion; (c) date of record for the performance of the mandatory conversion; (d) the mandatory conversion rate; (e) the background of the event of record. The notice of occurrence of the event of record shall be signed by the CEO of the Company.”.

3.4	In section 10.2[e] of the conditions written overleaf in the trust deed — in the first and second lines after the words: “prior to the final redemption”, the words “or prior to a partial ex. redemption, whichever is the case,” will be deleted.

3.5	In section 12 of the conditions written overleaf in the trust deed — in the second line of the second paragraph after the words: “the Company will refer to the Tax Authorities”, the words “prior to issuing additional bonds (Series A)” will be added.

3.6	In section 13 of the conditions written overleaf in the trust deed — in the second line of the fifth paragraph after the words: “the Rate of Conversion”, the words “, the terms of linkage to consumer price index” will be added. In addition, in the fifth line of the fifth paragraph after the words: “Also the method of” the word “linkage” will be deleted and replaced by the word “adjustment”.

3.7	In section 17.3.3 of the conditions written overleaf in the trust deed — the following sentence will be added at the end of the section: “The Company shall issue an immediate report regarding the trustee convening such a meeting”.

3.8	In section 18.4 of the trust deed — Section 18.4 will be deleted in its entirety and replaced with the following paragraph:

“The trustee shall treat the deposit as follows: the trustee shall remit the deposit to the Company upon the occurrence of any of the cases listed below: (1) On receipt of a notice from the Company on the performance of a full mandatory conversion of the bonds pursuant to art. 6.3 hereof, if such notice is received at all, the Trustee shall transfer the deposit to the Company, including the income therefrom, less tax and expenses for the management of the account, inasmuch as accrued by that time, and shall lift the encumbrance on the trustee’s account unless the Company’s charge on the trustee’s account for the bonds (Series A) shall have expired, following compliance with the conditions stated in subart. (2) and (4) hereinbelow; (2) on receipt of a notice from the Company on the performance of full or partial anticipated payment pursuant to art. 6 of this Deed, if such notice is received, the trustee shall enable the Company to use the deposit with its fruits inasmuch as accrued by that time, for performing the anticipated payment as aforesaid. If the said anticipated redemption is complete, the trustee shall remit to the Company the balance of money remaining in the trust account less tax and expenses for management of the account and shall lift encumbrance on the trustee’s account unless the charge imposed by the Company on the trustee’s account for the bonds (Series A) shall have expired by that time on compliance with the provisions of subarticles (1) and (4) of this article; (3) Immediately upon the listing, if at all, of the bonds (Series A) for trading on the stock exchange the Trustee shall transfer the deposit to the Company, including the income therefrom, less tax and expenses for the management of the account, inasmuch as accrued by that time (the “Date of Receiving Proceeds”). Three months after the Date of Receiving Proceeds the Company will place an amount equal to 50% of the deposit amount transferred to it as detailed above in the trustee account (the “Repayment Fund”), and the Repayment Fund shall be held by the trustee in accordance with the terms of the trust deed and the applicable law (4) On receipt by the trustee of a notice signed by the CEO of the Company on compliance by the Company with the first of the two milestones defined hereinbelow, the trustee shall remit 50% of the deposit to the Company including the fruits thereon, less tax and expenses for management of the account, if accrued and if existent by that time. Subsequently, on receipt by the trustee of a notice signed by the CEO of the Company on the receipt of a permit for marketing the group’s imaging catheter in the USA, by the FDA (Food & Drug Administration), if such permit is received at all, the trustee shall remit to the Company the balance of money remaining in the trust account less tax and expenses for management of the account and shall lift encumbrance on the trustee’s account unless the charge imposed by the Company on the trustee’s account for the bonds (Series A) shall have expired by that time on compliance with the provisions of subarticles (1) and (2) of this article.”.
4. Third Addendum to trust deed — taxation of the proposed securities for private placement
     The parties agree that the following amendments will be made:
4.1	In section 1(d) of the third addendum to the trust deed (the calculation of discount for the (Series A) bonds) — in the second and third lines of the fourth paragraph after the words: “the company will appeal to the tax authority”, the words “prior to issuing additional bonds (Series A)” will be added.

4.2	In section 2.9.2 of the third addendum to the trust deed — the section will be deleted and replaced with the following paragraph: “As of the date of the amendment of the trust deed the stock exchange is dealing with the revision of the regulations of its clearing house regarding tax deduction for backup withholding and reporting duties related to distribution of payments to holders of securities of US companies. The company undertakes to act in accordance with the regulations of the stock exchange clearing house as amended from time to time”.

4.3	Sections 2.9.3 and 2.9.4 of the third addendum to the trust deed will be deleted.

4.4	The title of sections 2.10 and of the third addendum to the trust deed and its first paragraph will be deleted.
5.	In the rest of the terms of the trust deed, the conditions written overleaf and the addendums to the trust deed there will be no change.

6.	For the purpose of listing the bonds (Series A) for trade in the stock exchange its registration with the SEC is required. For the registration with the SEC the parties intend to substitute trust deed with a new indenture (“the new indenture”) between the company as the first party, the trustee (as defined herein) as a second party and a US trustee whose identity is not fixed yet (“the US trustee”). The US trustee will be qualified in accordance with the US trust indenture act of 1939. The new indenture will include explicit instructions that the trustee will be responsible only for actions in accordance with the Israeli law and with the Israeli Securities Authority and the responsibility of the trustee is only in accordance with Israeli law and that the US trustee will be responsible in accordance with US law and for the action with the SEC. The trust deed, as amended here, will be substituted in its entirety with the new trust deed to be approved by the trustee and the US trustee.
7.	The instruction of the trust deed and the instructions of this amendment to trust deed will be read as one piece.
In witness whereof the parties affix their signatures hereto

/s/ Erez Golan /s/ Eyal Kolka	/s/ Merav Ofer
Erez Golan, CEO	Merav Ofer, Joint CEO
Eyal Kolka, CFO	Hermetic Trust (1975) Ltd.
TopSpin Medical, Inc.